                               AMENDMENT NO. 1 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                                                 March 29, 1999

Pioneer Americas, Inc., formerly known as
Pioneer Americas Acquisition Corp.
700 Louisiana Street
Suite 4300
Houston, Texas  77002
Attn: Chief Financial officer and Corporate Secretary

              and

PCI Chemicals Canada Inc./PCI Chimie Canada Inc. ("PCI Canada")
630 Rene-Levesque Boulevard West
31st Floor
Montreal, Quebec
Canada  H3B 1S6

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Loan and Security Agreement dated as of May 29, 1998 among Pioneer Americas, Inc., formerly known as Pioneer Americas Acquisition Corp. ("PAI"), PCI Chemicals Canada Inc./PCI Chimie Canada Inc. ("PCI Canada"), the lenders from time to time party thereto (the "Lenders"), Bank of America National Trust and Savings Association, formerly known as Bank of America Illinois, as Administrative Agent, as U.S. Funding Agent and as a Lender and Bank America Robertson Stephens, as Arranger (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such temps in the Loan Agreement.

         1. Background. On or about August 20, 1998, Pioneer Americas, Inc. merged with and into Pioneer Americas Acquisition Corp., with Pioneer Americas Acquisition Corp. being the surviving entity and changing its name to "Pioneer Americas, Inc." (the "Merger"). As a consequence of the Merger, "Pioneer Americas, Inc." became the name of one of the Borrowers under the Loan Agreement. Borrowers have requested that Agents and Lenders agree to amend the Loan Agreement to reflect the foregoing transactions. In addition, Borrowers have requested that Agents and Lenders agree to amend the Loan Agreement in certain other respects, all as set forth herein.

         Agents and Lenders have agreed to the foregoing, on the terms and conditions described herein.

         2. Amendments. The Loan Agreement is hereby amended as follows:

         (a) To the extent required by the context, references in the Loan Agreement to each of "PAAC" and "PAI" are hereby deemed to be references to "Pioneer Americas, Inc., formerly known as Pioneer Americas Acquisition Corp."

         (b) All references to PAI as a "Designated Subsidiary" are hereby deleted from the Loan Agreement.

         (c) BankAmerica Robertson Stephens has been replaced as Arranger by NationsBanc Montgomery Securities. Consequently, all references in the Loan Agreement to "Bank America Robertson Stephens" as the "Arranger" are hereby deleted and replaced with references to "NationsBanc Montgomery Securities".

         (d) The definition of the term "Borrowing Base" contained in Section 1.l of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "'Borrowing Base" means an amount equal to 85% of the U.S. Dollar Equivalent of the net amount (after deduction of such reserves and allowances as Administrative Agent deems proper and necessary in its reasonable business judgment) of Eligible Account Receivable of each Borrower and each Designated Subsidiary.'"

         (e) The definition of the term "Kemwater" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "'Kemwater means KWT, Inc., a Delaware corporation and a Subsidiary of Parent.'"

         (f) The definition of the term "Loan Limit" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "'Loan Limit' at any time means with respect to (a) PAAC, an amount equal to US$27,000,000 (the "PAAC Maximum") and (b) PCI Canada, an amount equal to the U.S. Dollar Equivalent of $23,000,000 (the "PCI Canada Maximum"), in each case, minus any permanent reductions in such amounts made pursuant to
Section 2.1.2, provided, that the PAAC Maximum and the PCI Canada Maximum may be reallocated by Borrowers two times during each 12 month period hereafter, by means of a written notice executed by Borrowers and received by Administrative Agent at least thirty (30) days prior to the effective date of such reallocation, so long as (i) the aggregate amount of the PAAC Maximum and the PCI Maximum does not at any time exceed the U.S. Dollar Equivalent of $50,000,000 minus any permanent reductions in such amount made pursuant to
Section 2.1.2, (ii) the PAAC Maximum is not at any time less than US$25,000,000 or greater than the sum of the Maximum Loan Amounts of the U.S. Lenders, (iii) the PCI Canada Maximum is not at any time greater than the U.S. Dollar Equivalent of the sum of the Maximum Loan Amounts of the Canadian Lenders and
(iv) at the effective date of each reallocation, Borrowers deliver to Administrative Agent such amended and restated Notes as Administrative Agent shall reasonably request in order to evidence the reallocated Loan Limits."

         (g) The definition of the term "Revolving Credit Amount" contained in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "'Revolving Credit Amount' means an amount equal to US$50,000,000, as such amount may be reduced from time to time pursuant to this Agreement."

         (h) A new definition of the term "TCP" is hereby inserted into Section
1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

         "'TCP' means T.C. Products, Inc., a Washington corporation and a Subsidiary of TCH.

         (i) Section 4.29 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "4.29 Holding Companies: Licensing Companies.

         As of March 29, 1999, each of Parent, PAI, BMPC, TCH and Imperial is a holding company without material assets, operations or business, other than the ownership by (a) Parent of the common stock of PAI and Pioneer Water Technologies, Inc., (b) PAI of the common stock of its Subsidiaries, (c) TCH of the common stock of TCP and (d) Imperial of the common stock of Kemwater North America Company. As of March 29, 1999, neither of East or Pioneer Licensing, Inc. has any material assets, operations or business, other than the ownership of certain intellectual property held for license to the other Companies in the ordinary course of business. As of March 29, 1999, none of Parent, PAI, BMPC, East, TCH, Imperial or Pioneer Licensing, Inc. has any Indebtedness or other obligations other than Indebtedness of each of them in respect of the Seller Notes, the Senior Secured Loans, the Term Loans and this Agreement."

         (j) Section 5.32 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "5.32 Interest Coverage Ratio.

         Not permit the Interest Coverage Ratio (a) measured on the last day of any calendar month for the preceding twelve (12) month period or for the period from the beginning of the then current Fiscal Year through such measurement date, whichever yields the higher ratio, (a) to be less than 1.1:1.0 for more than one period of consecutive measurement dates, such period not to exceed fifteen (15) months, OR (b) within such period, to be less than 0.7:1.0 on any measurement date (except as provided in clause (c) below) OR (c) to be less than 0.6:1.0 on any measurement date between October 1, 1999 and March 31, 2000, inclusive. For purposes of this Section 5.32. interest expense shall include, without limitation, implicit interest expense on Capitalized Leases."

         (k) Section 6.1(n)(iii) of the Loan Agreement is hereby amended to delete therefrom the reference to "PAAC" and replace it with a reference to "Parent".

         (l) The Maximum Loan Amounts of the Lenders set forth in the signature pages to the Loan Agreement are hereby amended and restated in their entirety, as follows:

           US Lender                                  Maximum Loan Amount
           ---------                                  -------------------

Bank of America National Trust and                      US $ 3,858,000
  Savings Association
Transamerica Business Credit Corporation                US $11,571,000
Sanwa Business Credit Corporation                       US $11,571,000
                                                        --------------
         Total                                          US $27,000,000

        Canadian Lender                               Maximum Loan Amount
        ---------------                               -------------------

Bank of America Canada                      US Dollar Equivalent of $15,333,000
Credit Lyonnais Canada                      US Dollar Equivalent of $ 7,667,000
                                            -----------------------------------
         Total                              US Dollar Equivalent of $23,000,000

         (m) This Amendment No. 1 to Amended and Restated Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

         3. Conditions to Effectiveness. This Amendment shall be effective upon delivery of this Amendment to Administrative Agent, executed by each Agent and each Lender and accepted by each Borrower and each other Obligor, together with the following, all in form and substance satisfactory to Administrative Agent:

         (a) A new Note payable to each Lender and executed by the applicable Borrower, reflecting its revised Maximum Loan Amount;

         (b) A certificate executed by each Borrower to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing and that all representations and warranties contained in Section 4 of the Loan Agreement remain true and correct in all material respects as through made on the date thereof, except for those representations and warranties which were expressly made as of a specific date; and

         (c) a $125,000 amendment fee paid by Borrowers to Administrative Agent, for distribution to the Lenders in accordance with their respective Pro Rata Shares.

                               Very truly yours,

                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, formerly
                               known as BANK OF AMERICA ILLINOIS, as
                               Administrative Agent and U.S. Funding Agent

                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------

                               BANK OF AMERICA CANADA, as Canadian
                               Funding Agent


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------


                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, formerly
                               known as BANK OF AMERICA ILLINOIS, as
                               a U.S. Lender


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------

                               TRANSAMERICA BUSINESS CREDIT
                               CORPORATION, as a U.S. Lender


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------


                               FLEET BUSINESS CREDIT CORPORATION,
                               formerly known as SANWA BUSINESS
                               CREDIT CORPORATION, as a U.S. Lender


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------


                               BANK OF AMERICA CANADA,
                               as a Canadian Lender


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------


                               By:
                                  ----------------------------------------
                               Its:
                                   ---------------------------------------


Acknowledged and agreed to this
____ day of March, 1999


PIONEER AMERICA, INC.,
 formerly known as PIONEER
 AMERICAS ACQUISITION CORP.


By:
   ----------------------------------------
Its:
    ---------------------------------------


PCI CHEMICALS CANADA INC./
 PCI CHIMIE CANADA INC.


By:
   ----------------------------------------
Its:
    ---------------------------------------

            Acknowledgement and Acceptance of Subsidiary Guarantors


         Each of the undersigned is a party to the Master Corporate Guaranty dated as of May 29, 1998 in favor of Bank of America National Trust and Savings Association, formerly known as Bank of America Illinois, as Administrative Agent for the benefit of Agents and lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Liabilities of each Borrower under the Loan Agreement and the Related Agreements. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment No. 1 to Amended and Restated Loan And Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.

                                           Acknowledged and Agreed to
                                           this ____ day of March, 1999.


                                           PIONEER CHLOR ALKALI COMPANY, INC.
                                           IMPERIAL WEST CHEMICAL CO.
                                           ALL-PURE CHEMICAL CO.
                                           BLACK MOUNTAIN POWER COMPANY
                                           PCI CAROLINA, INC.


                                           By:
                                              ---------------------------------

                                           ------------------------------------
                                           of each company listed above

            Acknowledgement and Acceptance of Subsidiary Guarantors


         Each of the undersigned is a party to the Master Corporate Guaranty dated as of May 29, 1998 in favor of Bank of America National Trust and Savings Association, formerly known as Bank of America Illinois, as Administrative Agent for the benefit of Agents and lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Liabilities of each Borrower under the Loan Agreement and the Related Agreements. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment No. 1 to Amended and Restated Loan And Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.

                                          Acknowledged and Agreed to
                                          this ____ day of March, 1999.

                                          PIONEER AMERICAS, INC. formerly known
                                          as PIONEER AMERICAS ACQUISITION CORP.


                                          By:
                                             ----------------------------------

                                          -------------------------------------
                                          of each company listed above


                                          PCI CHEMICALS CANADA INC./
                                          PCI CHIMIE CANADA INC.


                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------